Note Receivable	12 Months Ended
Dec. 31, 2024
Note Receivable [Abstract]
Note receivable

Note 5. Note receivable

On January 5, 2024, a third party issued a promissory note to the Company, pursuant to which the Company lent a principal amount of $2,500,000. The note bears interest at a fixed rate of 3.0% per month, with interest and principal payable on the maturity date, which is three business days after delivery of a redemption notice by the issuer.

As of December 31, 2024, the Company recognized interest income of $1,204,839 associated with this note.

The Company recorded a provision for expected credit loss of $263,992 based on the unsecured nature of the note and a conservative assessment of recoverability. The carrying amount of the note receivable is presented net of this provision.